UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2023

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Rockefeller Plaza, 10th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS	The New York Stock Exchange
Class A Common Stock Purchase Rights	—	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the previously announced Consent Solicitations (as defined below), as of 5:00 p.m., New York City time, on April 14, 2023 (the “Early Exchange Time”), WeWork Companies LLC (the “Issuer”) and WW Co-Obligor Inc. (the “Co-Obligor” and together with the Issuer, the “Issuers”), each a subsidiary of WeWork Inc. (the “Company”), received the requisite number of consents from holders of the Issuers’ 7.875% Senior Notes due 2025 (the “Old 7.875% Notes”) and the Issuers’ 5.00% Senior Notes due 2025, Series II (the “Old 5.00% Notes” and, together with the Old 7.875% Notes, the “Old Notes”), to adopt certain proposed amendments (the “Proposed Amendments”) to the Senior Notes Indenture, dated as of April 30, 2018, governing the Old 7.875% Notes (the “2018 Indenture”), and the Amended and Restated Senior Notes Indenture, dated as of December 16, 2021, governing the Old 5.00% Notes (the “2021 Indenture” and together with the 2018 Indenture, the “Old Notes Indentures”), to eliminate substantially all of the restrictive covenants contained in the Old Notes Indentures and the Old Notes, eliminate certain events of default, modify covenants regarding mergers and consolidations and modify or eliminate certain other provisions, including certain provisions relating to future guarantors and defeasance, in each case upon the terms and subject to the conditions set forth in the Offering Memorandum (as defined below). In addition, on April 14, 2023, the Issuers received written consent from the holder of the Issuers’ 5.00% Senior Notes due 2025, Series I, to adopt the Proposed Amendments with respect to such series of notes.

On April 16, 2023, the Issuers entered into the Fourteenth Supplemental Indenture to the 2018 Indenture (the “Fourteenth Supplemental Indenture”) and the Fourth Supplemental Indenture to the 2021 Indenture (the “Fourth Supplemental Indenture” and, together with the Fourteenth Supplemental Indenture, the “Supplemental Indentures”) with the applicable trustee and the guarantors party thereto, to reflect the Proposed Amendments. The Proposed Amendments will become operative only upon the consummation of the Exchange Offers on the applicable settlement date.

The foregoing summary of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Supplemental Indentures, each of which is filed as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On April 17, 2023, the Company announced the early tender results of the previously announced separate offers to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”) by the Issuers any and all of the Old Notes for a combination of certain securities as set forth in, and subject to the terms and conditions of, the offering memorandum and consent solicitation statement dated as of April 3, 2023 (as supplemented or otherwise modified from time to time, the “Offering Memorandum”).

As of the Early Exchange Time, the Issuers received from eligible holders valid and unrevoked tenders and related consents, as reported by Epiq Corporate Restructuring, LLC, the exchange agent, representing 85.7% of the aggregate principal amount of Old Notes outstanding, as follows: (i) $505.6 million with respect to the Old 7.875% Notes, representing 75.6% of the aggregate principal amount thereof outstanding, and (ii) $539.2 million with respect to the Old 5.00% Notes, representing 98.0% of the aggregate principal amount thereof outstanding.

In addition, as disclosed above, as of the Early Exchange Time, the Issuers received the requisite number of consents in the concurrent consent solicitations (the “Consent Solicitations”) from holders of Old Notes to adopt the Proposed Amendments.

Further, the Issuers are changing the Late Exchange Consideration (as defined in the Offering Memorandum) available to eligible holders who validly tender (and do not validly withdraw) Old Notes after the Early Exchange Time and before the Expiration Time (as defined in the Offering Memorandum). The Late Exchange Consideration will now be the same as the Early Exchange Consideration (as defined in the Offering Memorandum), such that eligible holders who validly tender their Old Notes after the Early Exchange Time and prior to the Expiration Time will receive the same consideration as eligible holders who validly tendered (and have not validly withdrawn) Old Notes prior to the Early Exchange Time, as further set forth in the Offering Memorandum.

As of 5:00 p.m., New York City time, on April 14, 2023, the right to withdraw tenders of Old Notes and related consents expired. Accordingly, Old Notes tendered for exchange may not be validly withdrawn and consents may no longer be revoked, unless required by applicable law, or the Issuers determine in the future in their sole discretion to permit withdrawal and revocation rights.

A copy of the press release announcing the early tender results of the Exchange Offers and Consent Solicitations is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Fourteenth Supplemental Indenture, dated as of April 16, 2023, by and among WeWork Companies LLC, WW Co-Obligor Inc., the guarantors party thereto, and U.S. Bank Trust, National Association.

4.2	Fourth Supplemental Indenture, dated as of April 16, 2023, by and among WeWork Companies LLC, WW Co-Obligor Inc., the guarantors party thereto, and U.S. Bank Trust, National Association.

99.1	Press release announcing the early tender results of the Exchange Offers and Consent Solicitations, dated as of April 17, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

No Offer or Solicitation

This Current Report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction in connection with the issuance of the New First Lien Notes, the Exchange Offers, the Consent Solicitations or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made herein may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including any statements regarding the consummation of the Exchange Offers, Consent Solicitations and other related transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors.

Such factors include, but are not limited to, WeWork’s ability to complete the Exchange Offers, Consent Solicitations and other related transactions on the terms contemplated or at all; WeWork’s ability to satisfy the required conditions for the consummation of the Exchange Offers, Consent Solicitations and other related transactions; WeWork’s ability to otherwise refinance, extend, restructure or repay outstanding debt; its outstanding indebtedness; its current and projected liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; WeWork’s expectations regarding its ability to continue as a going concern; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; changes in general economic conditions, including as a result of the COVID-19 pandemic, the conflict in Ukraine and disruptions in the banking sector, and the impact of such conditions on WeWork and its customers; WeWork’s expectations regarding its exits of underperforming locations, including the timing of any such exits and ability to retain its members; delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; the impact of foreign exchange rates on WeWork’s financial performance; and WeWork’s inability to implement its business plan or meet or exceed its financial projections.

Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the SEC. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

Date: April 17, 2023	By:	/s/ Andre Fernandez
	Name:	Andre Fernandez
	Title:	Chief Financial Officer

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